Organization, Nature of Business and Liquidity	6 Months Ended
Jun. 30, 2023
Organization, Nature of Business and Liquidity [Abstract]
ORGANIZATION, NATURE OF BUSINESS AND LIQUIDITY

1. ORGANIZATION, NATURE OF BUSINESS AND LIQUIDITY

Spectral MD Holdings, Ltd, (the “Company”), headquartered in Dallas, Texas, was incorporated in Delaware on March 9, 2009. The Company currently trades on the AIM market of the London Stock Exchange (the “AIM”).

The Company is devoting substantially all of its efforts towards research and development of its DeepView® Wound Imaging System. The Company has not generated any product revenue to date. The Company currently generates revenue from contract development and research services by providing such services to governmental agencies, primarily to the Biomedical Advanced Research and Development Authority (“BARDA”). The Company operates in one segment.

On April 11, 2023, the Company entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time), by and among Rosecliff Acquisition Corp I (“Rosecliff”), Rosecliff Ghost Merger Sub I Inc. and Ghost Merger Sub II LLC, whereby all of the Company’s shares were exchanged with Rosecliff for 17,000,000 ordinary shares of Rosecliff with an aggregate equity value of $170.0 million (the “Business Combination”).

Pursuant to the Business Combination Agreement, on the Closing, in sequential order: (a) Ghost Merger Sub I will merge with and into the Company, with the Company continuing as the surviving company as a wholly owned subsidiary of Rosecliff (the “Spectral Merger”) and then, (b) the Company will merge with and into Ghost Merger Sub II (the “SPAC Merger”, together with the Spectral Merger (the “Merger”)), with Ghost Merger Sub II surviving the SPAC Merger as a direct wholly-owned subsidiary of Rosecliff. Ghost Merger Sub II will be renamed Spectral AI, Inc. (the “Combined Company”).

Liquidity

As of June 30, 2023 and December 31, 2022, the Company had approximately $8.2 million and $14.2 million, respectively, in cash, and an accumulated deficit of $18.6 million and $11.9 million, respectively. The Company has historically funded its operations through the issuance of notes and the sale of preferred stock and common stock. During 2022, the Company was awarded additional funding of $8.2 million associated with option 1B of the contract with BARDA. During 2021, the Company executed Options 1A and 1B of the contract with BARDA for funding of $39.4 million and during 2022 was awarded additional funding of $8.2 million associated with option 1B, resulting in aggregated funding for Options 1A and 1B of $47.6 million, of which $4.1 million is remaining as of June 30, 2023. The BARDA contract funding is to execute the clinical training study of DeepView® Wound Imaging System (“DeepView System”) for burn wound healing assessment. In April, 2023, the Company received a $4.0 million grant from Medical Technology Enterprise Consortium (“MTEC”) for a project that is expected to be completed by April 2024. The MTEC project is for the development of a handheld device for the DeepView System. See Research and Development Revenue below. In September 2023, the Company issued 7,679,198 shares of common stock for $3.4 million (the “Equity Raise”). With the remaining funding under the BARDA contract, the MTEC funding and the Equity Raise, the Company believes it will have sufficient working capital to fund operations for at least one year beyond the release date of the condensed consolidated financial statements. Additionally, the contract with BARDA has a potential funding of up to $96.9 million, in aggregate for Option 1A, 1B and 2, if all future options are executed.